UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2023

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKUMQ*	OTC Pink Open Market*
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On November 20, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25-NSE with the U.S. Securities and Exchange Commission to delist the common stock of Akumin Inc. (the “Company”) from Nasdaq. The delisting became effective on November 30, 2023, 10 days after the filing date of the Form 25-NSE. The Company’s common stock has commenced trading on the OTC Pink Open Market under the symbol “AKUMQ”.

Item 1.03 Bankruptcy or Receivership.

Amendment to Debtor-in-Possession Financing

On October 23, 2023, in connection with the restructuring (the “Restructuring”) of Akumin Inc. (the “Company”), the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) entered the interim order attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 27, 2023 (the “Interim DIP Order”) authorizing the Company to obtain junior secured postpetition financing (the “DIP Financing”) from Stonepeak Magnet Holdings LP (“Stonepeak”) on terms and conditions consistent with the Summary of Proposed Terms and Conditions for DIP Financing and use of Cash Collateral attached to the Interim DIP Order as Exhibit A (the “DIP Term Sheet”). Pursuant thereto, the Debtors (as defined below) unconditionally guaranteed, on a joint and several basis, the Company’s obligations in connection with such postpetition financing, consisting of a delayed draw term loan facility (the “DIP Facility”) in an aggregate principal amount not to exceed $75 million (the “DIP Facility Commitment”), and the loans made under the DIP Facility (including through the payment of in-kind interest) (the “DIP Facility Loans”), subject to the terms and conditions set forth in the DIP Term Sheet and the Interim DIP Order.

On November 29, 2023, the Bankruptcy Court entered the final order attached to this Current Report on Form 8-K as Exhibit 10.1 (the “Final DIP Order,” and together with the Interim DIP Order, the “DIP Orders”) authorizing the Company to obtain DIP Financing from Stonepeak on terms and conditions consistent with the amended DIP Term Sheet attached to the Final DIP Order as Exhibit A (the “Amended DIP Term Sheet”). Pursuant thereto, the Bankruptcy Court authorized, among other things, (i) an increase of the DIP Facility Commitment from $75 million to $130 million (the “Amended DIP Facility Commitment”) and (ii) the Company to enter into the DIP Facility and incur the DIP Facility Loans.

The foregoing descriptions of the DIP Orders, the DIP Term Sheet, the Amended DIP Term Sheet, and the DIP Facility do not purport to be complete and are qualified in their entirety by reference to (1) the full text of the Interim DIP Order and its exhibits, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the with the U.S. Securities and Exchange Commission (the “Commission”) on October 27, 2023 and is incorporated herein by reference and (2) the full text of the Final DIP Order and its exhibits, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Notices of Borrowing of $16 million in Debtor-in-Possession Financing from Stonepeak

On November 29, 2023, the Company delivered to Stonepeak a Notice of Borrowing, dated November 29, 2023 (the “Notice of Borrowing”) pursuant to the terms of the Amended DIP Term Sheet and the Final DIP Order, requesting that Stonepeak provide funding under the DIP Facility in the aggregate principal amount of $10 million (the “DIP Loan”).

On December 4, 2023, the Company delivered to Stonepeak a Notice of Borrowing, dated December 4, 2023 (the “Additional Notice of Borrowing”) pursuant to the terms of the Amended DIP Term Sheet and the Final DIP Order, requesting that Stonepeak provide funding under the DIP Facility in the aggregate principal amount of $6 million (the “Additional DIP Loan,” and together with the DIP Loan, the “DIP Loans”).

The foregoing descriptions of the Notice of Borrowing and of the Additional Notice of Borrowing do not purport to be complete and are qualified in their entirety by reference to the full text of the Notice of Borrowing and of the Additional Notice of Borrowing, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Confirmation of the Prepackaged Plan

This summary is qualified in its entirety by reference to the Prepackaged Plan (as defined below) and the Confirmation Order (as defined below), and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Prepackaged Plan.

As previously reported in the Company’s Current Report on Form 8-K filed with the Commission on October 23, 2023, the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the Bankruptcy Court on October 22, 2023, thereby commencing chapter 11 cases for the

Company and its debtor affiliates (collectively, the “Debtors”, and such cases, the “Chapter 11 Cases”). As part of the Chapter 11 Cases, the Debtors sought approval by the Bankruptcy Court of the Joint Prepackaged Chapter 11 Plan of Reorganization of Akumin Inc. and its Debtor Affiliates (as amended, supplemented or otherwise modified from time to time, the “Prepackaged Plan”). On November 30, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Prepackaged Plan.

The Prepackaged Plan, as confirmed by the Bankruptcy Court, creates 11 classes of Claims and Interests in the Debtors. Holders of Allowed Claims in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), Class 3 (Prepetition RCF Facility Claims), Class 4 (Prepetition 2025 Notes Claims), Class 5 (Prepetition 2028 Notes Claims), Class 6 (Prepetition Series A Note Claims), and Class 7 (General Unsecured Claims) are entitled to receive distributions under the Prepackaged Plan subject to the terms thereunder. Holders of Allowed Claims or Interests, as applicable, in Class 8 (Intercompany Claims), Class 10 (Other Equity Interests), and Class 11 (Intercompany Interests) may, at the election of the applicable Debtor (with the consent of the Consenting Investor and in consultation with the Required Consenting Noteholders to the extent the holders of the New Notes may reasonably be impacted) have their respective Claims or Interests, as applicable, (i) Reinstated, (ii) canceled, released, and extinguished, or (iii) otherwise addressed at the option of each applicable Debtor.

Holders of Allowed Interests in Class 9 (Existing Common Stock Interests) shall have such Interests canceled, released, and extinguished and such Interests will be of no further force or effect upon the effective date of the Prepackaged Plan. Notwithstanding the foregoing, Holders of Interests in Class 9 (Existing Common Stock Interests) shall receive their Pro Rata Share of a Consenting Investment Cash Contribution and their Pro Rata Share of certain CVRs, in each case subject to the terms and limitations set forth in the Prepackaged Plan. The Holder of Claims in Class 6 (Prepetition Series A Note Claims) shall receive 100% of the New Common Stock of Reorganized Parent, subject to dilution (i) in accordance with the New Corporate Governance Documents and (ii) for any New Common Stock issued to the Holder of Allowed DIP Claims.

In addition, the Company will pay Administrative Claims, Professional Fee Claims, Priority Tax Claims, and certain other Restructuring Expenses due and owing under the Prepackaged Plan.

The foregoing description of the Confirmation Order does not purport to be complete and is qualified in its entirety by reference to the full text of the Confirmation Order, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.03 of this Current Report on Form 8-K under the captions “Amendment to Debtor-in-Possession Financing” and “Notices of Borrowing of $16 million in Debtor-in-Possession Financing from Stonepeak” is incorporated by reference into this Item 2.03.

Under the terms of the Amended DIP Term Sheet, the DIP Facility Loans accrue interest at 8.00% per annum payable in kind. Unless otherwise provided in accordance with the terms of the Restructuring Support Agreement (as defined in the Amended DIP Term Sheet), the DIP Facility Loans will convert to equity on the effective date of the Prepackaged Plan on the same terms as the new money investment to be provided by Stonepeak (the “New Money Investment”) pursuant to the Prepackaged Plan and will reduce the aggregate principal amount to be invested by Stonepeak as the New Money Investment on a dollar-for-dollar basis.

Pursuant and subject to the terms of the Final DIP Order and the Amended DIP Term Sheet, the occurrence of a Termination Event (as defined in the Final DIP Order) may result in the ability of the DIP Lender and Prepetition Secured Parties (each as defined in the Final DIP Order) to take certain remedial actions, including terminating the use of cash collateral and declaring all DIP Obligations (as defined in the Final DIP Order) to be immediately due and payable.

The foregoing descriptions of the Final DIP Order and of the Amended DIP Term Sheet do not purport to be complete and are qualified in their entirety by reference to the full text of the Final DIP Order and of the Amended DIP Term Sheet, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

Delisting from Nasdaq

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on October 20, 2023, on October 17, 2023, the Company received a written notification (the “Staff Delisting Determination”) from the Listing Qualifications Department of the NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that unless it appealed Nasdaq’s delisting determination to a Nasdaq Hearings Panel in compliance with the procedures set forth in the Nasdaq Listing Rule 5800 Series by 4:00 p.m. Eastern Time on October 24, 2023, (i) Nasdaq would suspend trading of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) at the opening of business on October 26, 2023 and (ii) Nasdaq would schedule the Common Stock for delisting and file a Form 25-NSE with the Commission in order to remove the Common Stock from being listed on Nasdaq. Due to the ongoing Restructuring of the Company through the Prepackaged Plan, the Company decided not to file an appeal before a Nasdaq Hearings Panel. As a result, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2023, the Common Stock was suspended from trading on Nasdaq on October 26, 2023.

On October 25, 2023, the Company received a notice from FINRA’s Department of Market Operations (the “FINRA Notice”) informing the Company that the trading symbol “AKUMQ” had been assigned to the Common Stock and that as of October 26, 2023, the Common Stock would be quoted and traded in the market for unlisted securities. As a result, trading of the Common Stock commenced on the OTC Pink Open Market on October 26, 2023 under the trading symbol “AKUMQ.”

On November 20, 2023, Nasdaq filed a Form 25-NSE with the U.S. Securities and Exchange Commission to delist the Common Stock from Nasdaq. The delisting of the Common Stock from Nasdaq became effective on November 30, 2023, 10 days after the filing date of the Form 25-NSE.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by the holders of the Common Stock at the conclusion of the Chapter 11 Cases.

Additional Information on the Chapter 11 Cases

Additional information on the Chapter 11 Cases, including court filings and other information related to the proceedings, is available on a website administrated by the Company’s claims agent, Epiq Corporate Restructuring LLC, at https://dm.epiq11.com/Akumin, by calling (877) 589-9709, or (503) 966-8627 for calls originating outside of the U.S. or by sending an email to akumin@epiqglobal.com.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes forward-looking information or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company cautions that such forward-looking statements contained in this Current Report on Form 8-K or made from time to time by the Company’s management, including those regarding the Chapter 11 Cases and resulting proceedings in the Bankruptcy Court are subject to risks and uncertainties which may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, the following: the risk that the Company may not be able to continue operating in the ordinary course of business during the pendency of the Chapter 11 Cases; the risks associated with third party motions in the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the length of time the Company will operate under the Chapter 11 Cases and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Restructuring; and the Company’s trading price and the effects of the Chapter 11 Cases and of the Company’s delisting from Nasdaq on the liquidity of the Company’s securities. The Company therefore cautions readers against relying on such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the Commission. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Final Order (A) Authorizing the Debtors to Obtain Postpetition Financing, (B) Authorizing the Debtors to Use Cash Collateral, (C) Granting Adequate Protection to the Prepetition Secured Parties, (D) Modifying the Automatic Stay, and (E) Granting Related Relief, dated November 30, 2023.

10.2	Notice of Borrowing of Akumin Inc. to Stonepeak Magnet Holdings LP, dated November 29, 2023

10.3	Notice of Borrowing of Akumin Inc. to Stonepeak Magnet Holdings LP, dated December 4, 2023

10.4	Findings of Fact, Conclusions of Law, and Order (I) Approving Disclosure Statement on a Final Basis and (II) Confirming the Joint Prepackaged Chapter 11 Plan of Reorganization of Akumin Inc. and its Debtor Affiliates, dated November 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: December 5, 2023	By:	/s/ Riadh Zine
Riadh Zine Chairman, Chief Executive Officer and Director